Investor Presentation Delek US Holdings September 2016

Disclaimers 2 Delek US Holdings, Inc. (“Delek US”) and Delek Logistics Partners, LP (defined as “we”, “our”) are traded on the New York Stock Exchange in the United States under the symbols “DK” and ”DKL” respectively, and, as such, are governed by the rules and regulations of the United States Securities and Exchange Commission. These slides and any accompanying oral and written presentations contain forward-looking statements that are based upon our current expectations and involve a number of risks and uncertainties. Statements concerning current estimates, expectations and projections about our future results, performance, prospects and opportunities and other statements, concerns, or matters that are not historical facts are “forward-looking statements,” as that term is defined under United States securities laws. Investors are cautioned that the following important factors, among others, may affect these forward-looking statements. These factors include but are not limited to: risks and uncertainties with the respect to the quantities and costs of crude oil, the costs to acquire feedstocks and the price of the refined petroleum products we ultimately sell; losses from derivative instruments; management's ability to execute its strategy through acquisitions and transactional risks in acquisitions and dispositions; acquired assets may suffer a diminishment in fair value as a result of which we may need to record a write-down or impairment in carrying value of the asset; the effect on our financial results by the financial results of Alon USA Energy, Inc., in which we hold a significant equity investment; our competitive position and the effects of competition; the projected growth of the industry in which we operate; changes in the scope, costs, and/or timing of capital projects; operational hazards of our assets including, without limitation, costs, penalties, regulatory or legal actions and other affects related to releases, spills and other hazards inherent in transporting and storing crude oil and intermediate and finished petroleum products; general economic and business conditions, particularly levels of spending relating to travel and tourism or conditions affecting the southeastern United States; and other risks contained in our filings with the United States Securities and Exchange Commission. Forward-looking statements should not be read as a guarantee of future performance or results and will not be accurate indications of the times at, or by which such performance or results will be achieved. Forward-looking information is based on information available at the time and/or management’s good faith belief with respect to future events, and is subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements. Neither Delek US nor Delek Logistics Partners undertakes any obligation to update or revise any such forward-looking statements. Non-GAAP Disclosures: Delek US believes that the presentation of EBITDA provides useful information to investors in assessing its financial condition, its results of operations and cash flow its business is generating. EBITDA should not be considered as alternatives to net income, operating income, cash from operations or any other measure of financial performance or liquidity presented in accordance with U.S. GAAP. EBITDA has important limitations as an analytical tool because it excludes some, but not all items that affect net income. Additionally, because EBITDA may be defined differently by other companies in its industry, Delek US' definitions of EBITDA may not be comparable to similarly titled measures of other companies, thereby diminishing its utility. Please see reconciliations of EBITDA to its most directly comparable financial measures calculated and presented in accordance with U.S. GAAP in the appendix.

REFINING Delek US Holdings Overview 3 Crude Sourcing/Logistics Flexibility • Pipeline Access:  Midland (105,000 bpd in system)  Gulf Coast and Cushing • Gathered Barrels:  Local barrels in Arkansas/ North Louisiana  East and West Texas • Rail Capability at El Dorado  Up to 45,000 BPD of light crude(1) ;Ability to offload heavy Canadian crude Synergies Created through integration:  Logistics assets support operations and create growth options  Refinery locations allow ability to optimize the system  155,000 BPD in total El Dorado, AR  80,000 BPD  10.2 complexity Tyler, TX  75,000 BPD  8.7 complexity  348 Stores  Locations in 7 states  TN, AL, GA, AR, KY, MS, VA  On Aug. 29, 2016 a definitive agreement announced to sell its retail related assets for $535.0m RETAIL  9 Terminals  Approx. 1,250 miles of pipelines  8.5 million bbls storage capacity LOGISTICS (2)  Strategic crude oil supply point that allows our refining system access to domestic inland and Gulf Coast feedstocks LONGVIEW CRUDE OIL HUB Mid-Continent Downstream Energy Company  Own approx. 48% of outstanding shares of Alon (NYSE: ALJ):  Refining - 217,000 bpd capacity  Retail - approx. 306 stores in the southwest US  Asphalt- 11 terminals in the southwest US Alon Investment (3) (1) Rail supplied light crude capability consists of 25,000 bpd of light crude or 12,000 bpd heavy crude offloading that is available at a facility owned by Delek Logistics adjacent to the El Dorado refinery. In addition, 20,000 bpd light crude capability is currently available via a third party facility adjacent to the El Dorado refinery. (2) Delek Logistics Partners, LP (NYSE:DKL) began operating on Nov. 7, 2012 and, from that date, 100% of its performance has been reported as a segment of Delek US. Delek US and its affiliates own approximately 62%, including the 2.0% general partner interest, of DKL. Storage and pipeline amounts are based on total DKL assets. (3) Please see page 30 for additional information. Approximately 70,000 bpd of refining capacity is not currently operating.

Delek US Investment Highlights 4 • Crude nameplate capacity increased by 15 kbpd to 155 kpbd in 2015 • Turnarounds completed and FCC reactors replaced at both refineries • Declining capital expenditure needs; No scheduled turnarounds until 2019/2020 Refining Increased capacity and improved flexibility • Achieved LTM Net Income of $68.2 million and EBITDA of $100.5 million as of 2Q 2016 • Distribution increased 14 consecutive quarters to $0.63/unit • In 50%/50% IDR splits for amounts above $0.5625/unit Logistics Growing distribution (Delek Logistics Partners (NYSE: DKL) (1) • Cash balance of approximately $377 million • Debt of approx. $941 million, including $363 million at DKL • Net debt (excl. DKL) of $201 million Conservative Financial Position (2) • 69 large format stores in 348 store network • Approx. 65% of 2015 fuel needs supplied by refining segment • On August 29, 2016 announced definitive agreement to sell for $535.0 million Retail Unlocking Value • Acquired 48% of outstanding shares, of Alon USA Energy (NYSE: ALJ) (“Alon USA”) on May 14, 2015. • 4 third party logistics acquisitions; Exploring other opportunities • Proven ability to buy at right time and integrate into system Growth Focus Through Acquisitions 1) Delek Logistics Partners, LP (NYSE:DKL) began operating on Nov. 7, 2012 and, from that date, 100% of its performance has been reported as a segment of Delek US. Delek US and its affiliates own approximately 62%, including the 2.0% general partner interest, of DKL. EBITDA based on 2Q16 results. 2) Based on 6/30/16 balance sheet.

2016 Initiatives to Create Value and Improve Financial Flexibility 5 • Total capital expenditure expected to be $63.9 million in 2016 • Reduced from $218.6 million in 2015 and $256.9 million in 2014 • Completed large invest program in refining in 2015 • No scheduled turnarounds until 2019/2020 Reduced Capital Expenditures • Experienced a $21 million year-over-year decline in operating expense and overhead in 2Q16; partially due to cost reduction initiatives • Initiatives focused on cost controls and procurement savings • Cost management benefits from operating reliability Focused on Cost Management • Reliability consistent with 1st quartile performance in recent Solomon study (1) • Benefitting from past capital projects completed in turnarounds • Implemented Reliability Asset Management system • Reduces downtime in the operating units and operating expense Improving Reliability in Refining • On August 29, 2016 announced definitive agreement to sell for $535.0 million • Equates to approximately 12.7x EBITDA multiple (2) • Compares to other retail transaction in the 11x EBITDA multiple range (3) Unlocked Value of Retail Assets • Sequential improvement in capture rate at refineries in 2Q16 from 1Q16 • Efforts focused on reducing RINs exposure • Optimize crude slate in refining system Commercial Initiatives Underway 1) As measured by operational availability 2) Based on midpoint of previous EBITDA guidance range of $40 million to $45 million from the retail assets. 3) Please see page 6 for more information.

Retail Transaction Summary MAPCO Sale Transaction  Retail segment and associated logistics entities to be sold to Compañía de Petróleos de Chile COPEC S.A. (SNSE:COPEC) $535 million in cash plus MAPCO cash on hand at close ($13 million at 6/30/16)  Represents EBITDA multiple of approximately 12.7x (1)  Anticipated to close by year end  Retail segment is primarily comprised of MAPCO Express convenience store chain with 348 corporate stores operating primarily in Tennessee, Alabama and Georgia  Associated entities at MAPCO provide logistical fuel transportation to MAPCO and third parties with approximately 50 tractors and trailers  Delek will continue to supply fuel to certain MAPCO retail locations under an 18-month supply agreement •Retains wholesale business and space on the Colonial pipeline system •Consolidated RINs balance should not be significantly changed by this transaction Select Precedent C-Store Transactions (1) Based on midpoint of previous EBITDA guidance range of $40 million to $45 million from the retail assets. (2) All figures as of June 30, 2016 Banners Under the MAPCO Brand Overview of MAPCO (2) $1,414 Million LTM Revenue 142 / 65 Total Dealer Locations / Contracted Dealer Locations 459 Million Retail Fuel Gallons Sold in LTM $67 Million LTM Contribution Margin (1) Transaction value excludes value of LP units owned by Susser Holdings in Susser Petroleum Partners LP (""SUSP""); net debt of SUSP also excluded. ETP also acquired general partner of SUSP in transaction, and no value attributable to general partner removed from transaction value. LTM EBITDA deducts $51 million SUSP EBITDA from $172 million consolidated EBITDA and adds $5 million public company cost savings (per ETP investor presentation) only, and excludes all other synergies, expected to total $65 million. (2) Based on 2013 pro forma EBITDA from Form 10. Acquiror announced significant expected synergies of $190 million, which imply a fully synergized multiple of 7.9x, to justify the premium multiple. (3) Acquiror announced expected doubling to tripling of EBITDA (to $50-$60 million) within the second full year of operations, which would imply a multiple of 6.5x-7.7x. (4) Based on Wall Street Research date 5/6/16. (5) $ in millions A nno uncement D ate Apr 2014 M ay 2014 Sep 2014 Sep 2014 Oct 2014 Dec 2014 M ay 2016 Aug 2016 T arget Susser Holdings Hess Corporation Pioneer Energy Aloha Petro leum Warren Equities, Inc. Pantry, Inc. 79 CST Stores CST Brands A cquiro r Energy Transfer Partners M arathon Petro leum Corporation Parkland Fuel Corporation Sunoco LP Global Partners, LP Alimentation Couche-Tard 7-Eleven, Inc. Alimentation Couche-Tard Enterpise Value $1,641 $2,863 $378 $240 $387 $1,725 $408 $4,278 13.6x 16.4x 6.9x 7.9x 19.3x 7.8x ~11.8x 10.4x Median: 11.1x (1) (2) (3) (4) 6 (5)

Financial flexibility supports ability to explore opportunities Delek US Focused on Creating Long Term Shareholder Value 7  $535 million(1) retail transaction should reduce debt and improve cash position – Debt associated with the retail assets will be repaid from proceeds at closing. At 6/30/16 retail related debt was approximately $160.0 million – Based on 6/30/16 debt; net cash of $375.0 million before taxes and fees generated by retail transaction  Enhances ability to evaluate strategic opportunities: – Refining • Challenging refining environment may create opportunities to acquire assets • Broaden system and asset diversity – Logistics • Evaluate third party acquisitions and organic projects • Focus on increasing product terminals complementary to geographic area • Increase exposure to Permian basin logistics assets • Corporate transactions may offer growth opportunities 1) Proceeds are before taxes and fees are deducted. Delek US Net Debt Position 6/30/16 Cash $377.1 Total Debt 941.4 Net Debt (Cash) 564.3 DKL Debt 362.6 Net Debt (Cash) excluding DKL $201.7

Refining Segment Operational Update

Supports High Refining Utilization Refineries Serve Local Niche Markets 9 0 50 100 150 200 250 300 350 400 450 500 1Q1 3 2Q1 3 3Q1 3 4Q1 3 1Q1 4 2Q1 4 3Q1 4 4Q1 4 1Q1 5 2Q1 5 3Q1 5 4Q1 5 1Q1 6 2Q1 6  Delek Logistics Partners terminals support refining system:  Tyler primarily serves a 100 mile radius  El Dorado has access to local markets, as well as Little Rock and Memphis  Local market netbacks higher than Gulf Coast basis  Colonial Pipeline space has increased access to Southeastern market $0.00 $0.05 $0.10 $0.15 $0.20 $0.25 $0.30 $0.35 Ja n -1 3 Ap r-1 3 Ju l- 13 O ct-1 3 Ja n -1 4 A p r-14 Ju l- 14 O ct-1 4 Ja n -1 5 Ap r-1 5 Ju l- 15 O ct-1 5 Ja n -1 6 Ap r-1 6 Ju l- 16 Delek US – Monthly Colonial Pipeline Space, (000 bbls) Gasoline Price Differential – NYMEX less Gulf Coast(1) Improving Niche Markets 1) Source for gasoline price differential is Platts with NYMEX RBOB and Gulf Coast CBOB average posted prices through August 31, 2016.

Approximately 80% of crude slate consists of Midland and local crude supply Increased Access to Cost Advantaged Crude 10 45.0 45.0 87.0 105.0 107.0 17.2 17.9 18.6 17.2 16.0 0 50 100 150 200 2012 2013 2014 2015 2016E In 0 0 0 b p d Midland Local Crude Throughput Capacity $(3.31) $(2.71) $(6.11) $(1.43) $(1.67) $(1.61) $(1.25) $(1.20) $(1.06) 2012 2013 2014 2015 1Q16 2Q16 Jul. Aug. Sep.  Improved access to cost advantaged crude (Midland/local) in refining system  Midland recently trading near parity with Cushing  Long term outlook for Midland approximately $1- $2/bbl under Cushing  Ability to access Gulf Coast crude for El Dorado  Refining margin competitive due to:  Cost advantaged crude supply  Serve niche markets  Target to reduce operating expenses per barrel WTI Midland vs WTI Cushing, $/bbl (1) Increasing Access to Cost Advantage Crude 1) Differential includes contango of $0.40/bbl (2012); contango of $0.07/bbl (2013); backwardation of $0.77/bbl (2014); contango of $0.97/bbl (2015); $1.80 (1Q16).; $1.43 (2Q16); $0.72 (Jul), $0.90 (Aug.); $0.93(Sep) Source: Argus – as of August 31, 2016; NYMEX futures settle prices. 2) Crack spread based on WTI crude oil and Gulf Coast pricing, using HSD. Current crack spread based on August 31, 2016. WTI Gulf Coast 5-3-2 Crack Spread(2) Periods incl. backwardation/contango $0 $5 $10 $15 $20 $25 Ju l- 1 4 A u g- 1 4 Se p -1 4 O ct -1 4 N o v- 1 4 D ec -1 4 Ja n -1 5 Fe b -1 5 M ar -1 5 A p r- 1 5 M ay -1 5 Ju n -1 5 Ju l- 1 5 A u g- 1 5 Se p -1 5 O ct -1 5 N o v- 1 5 D ec -1 5 Ja n -1 6 Fe b -1 6 M ar -1 6 A p r- 1 6 M ay -1 6 Ju n -1 6 Ju l- 1 6 A u g- 1 6 Cu rr en t $ p er b b l.

Initiatives Underway to Improve Asset Performance 11 Consistent focus on factors under our control •Next turnarounds in 2019 and 2020 •No large capital projects scheduled • Primarily maintenance focused capital spend •Procurement strategies •Reduce overhead and operating expenses • Expand local footprint •Minimize RINs exposure •Balance production/demand •Optimize Crude slate • Safety • Improve yields •Maximize high value products •Reliability/Utilization focused Asset Optimization Commercial Capital Spending Costs Control

Increased crude throughput capacity and operating flexibility Refining Capital Investment Program Improved Operations 12  Large investment cycle in refining now completed  Capital expenditure needs declining from 2015 level  2016E based on maintenance and regulatory spending  Projects completed during 2014 and 2015 included:  Turnarounds completed at both refineries  Improved crude oil processing flexibility  Increased crude throughput capacity  Since 2012 increased light crude processing capability by 27% based on 2015 capacity  ULSD capability improve by 37% by expanding the DHT $46.1 $123.6 $199.1 $164.5 $27.8 2012A 2013A 2014A 2015 2016E* Historical Capital Spending ($ in millions) Note: Amounts represent spending in the refining segment. Periods have been restated to reflect logistic assets that were dropped down to Delek Logistics Partners since its inception in 2012 including tank farms, terminals and rail offloading racks. (1) 2012 and 2013 volume based on actual crude throughput. 2014 and 2015 based on total capability of the system. 122 124 140 155 52 52 60 71 2012 2013 2014 2015 Light Crude Processing DHT (in 000 bpd) Light Crude Processing and DHT Capacity Increased (1) *2016 includes sustaining maintenance, regulatory and discretionary related spending. No significant growth related capital expenditures in the forecast.

54% 55% 54% 52% 54% 39% 39% 40% 41% 39% 7% 6% 6% 7% 7% 0% 20% 40% 60% 80% 100% 120% 2013 2014 2015 2Q15 2Q16 Gasoline Diesel Petro/Other 62,304 65,523 60,704 72,358 74,130 Tyler Refinery Overview 13  Overview  Niche market generally priced above Gulf Coast; supported by Delek Logistics' terminals  Crude slate consists of approx. 65 kbpd Midland sourced crude; plus east Texas and Cushing crudes  Completed schedule turnaround in March 2015; FCC reactor replaced; next scheduled turnaround 2020  15 kbpd crude processing expansion completed in March 2015  Achieved 75 kbpd crude throughput rate  Product yield in line with pre-expansion level  Focus on balancing expanded production level with refining margin to maximize capture rate 75,000 bpd niche refinery serving Tyler, Texas and surrounding area Total Production, bpd $4.63 $4.41 $4.52 $3.82 $3.29 2013 2014 2015 2Q15 2Q15 Operating Expense Per Barrel Sold Note: Delek US capture rate is defined as refining gross margin per barrel divided by WTI Gulf Coast 5-3-2 crack spread. *1Q15 affected by scheduled turnaround that reduced throughput and barrels sold.

80,000 bpd refinery with crude slate flexibility to process light and medium gravity crudes El Dorado Refinery Overview 14 1) COPEC is a wholly owned subsidiary of Empresas COPEC S.A, which owns and operates convenience stores in Chile, Columbia, Panama, Ecuador, Peru and Mexico. On Aug. 29, 2016 Delek US announced an agreement to sell its retail related business to COPEC.  Overview  Inland PADD III refinery located in Southern Arkansas  Flexible crude sourcing  Access to Gulf Cost crudes beginning in August 2016  Midland, local Arkansas, east Texas  Rail offloading capability  Mid Valley and Exxon North crude oil pipeline access  Ability to support a portion of retail fuel needs on direct/indirect basis through 18 month supply agreement with COPEC (1)  Improved flexibility and throughput in 1Q 2014 turnaround; next scheduled turnaround 2019  Pre-flash tower project improved light crude processing capability to approximately 80,000 bpd  Replaced FCC reactor with state of the art technology 49% 50% 52% 51% 54% 38% 39% 37% 37% 37% 11% 9% 8% 9% 6% 3% 2% 3% 3% 2% 0 0 0 1 1 1 1 2013 2014 2015 2Q15 2Q16 Gasoline Diesel Asphalt Petro/Other 71,642 71,286 77,806 78,789 73,460 Total Production, bpd $4.06 $3.94 $3.97 $4.23 $3.52 2013 2014 2015 2Q15 2Q16 Operating Expense Per Barrel Sold

Logistics Operational Update

Strategic Partner in Delek Logistics Partners, LP (NYSE: DKL) 16 Delek Logistics Partners , LP (NYSE:DKL) began operating on Nov. 7, 2012 and 100% of its performance is reported as a segment of Delek US beginning 4Q12. Delek US and its affiliates own approximately 62%, including the 2.0% general partner interest, of DKL. Please see the public filings of DKL for additional information and risks associated with DKL. Note: Storage and pipeline amounts based on the pipeline and transportation segment and wholesale marketing and terminalling segment. 1. Includes approximately 240 miles of leased pipeline capacity  ~ 765 miles (1) of crude/product transportation pipelines, includes the 195 mile crude oil pipeline from Longview to Nederland, TX  ~ 600 mile crude oil gathering system in AR/North LA  Rail offloading facility Pipelines Assets  Storage facilities with 8.5 million barrels of active shell capacity Storage Assets  Wholesale and marketing business in Texas  9 light product terminals: TX, TN,AR Wholesale/ Terminal Assets Growing logistics assets support crude sourcing and product marketing

DKL: Joint Venture Pipeline Projects 17 Caddo Pipeline ■ DKL (50%)/Plains (50%) ■ Est. total cost: $120 million (1) ■ Capacity: 80,000 bpd ■ Length: 80 miles ■ Expected Completion: January 2017 Rio Pipeline ■ Rangeland (67%)/ DKL (33%) ■ Est. total cost: $119 million (1) ■ Capacity: 55,000 bpd ■ Length: 107 miles ■ Expected Completion: Aug. 2016 (1) Estimated investment, pending changes due to revisions in construction schedule and final construction cost of Caddo. Based latest information provided by Delek Logistics Partners in its August 2016 investor presentation. (2)Target EBITDA multiple. Actual performance will vary based on market conditions and operations which may change the actual multiple in future periods. ■ DKL targets EBITDA multiple is 8x to 10x investment at the joint venture level (2)

Increased Distribution with Conservative Coverage and Leverage 18 (1) MQD = minimum quarterly distribution set pursuant to the Partnership Agreement. (2) Distribution coverage based on distributable cash flow divided by distribution amount in each period. Please see page 34 for reconciliation. (3) 2Q16 based on total distributions paid on August 12, 2016. (4) Leverage ratio based on LTM EBITDA as defined by credit facility covenants for respective periods from DKL investor presentation. Distribution has been increased fourteen consecutive times since the IPO Distributable Cash Flow Coverage Ratio (2)(3) DKL Revolver Leverage Ratio (4) $0.375 $0.385 $0.395 $0.405 $0.415 $0.425 $0.475 $0.490 $0.510 $0.530 $0.550 $0.570 $0.590 $0.610 $0.630 MQD (1) 1Q 13 2Q 13 3Q 13 4Q 13 1Q 14 2Q 14 3Q 14 4Q 14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 1.39x 1.32x 1.38x 1.30x 1.61x 2.01x 1.42x 1.67x 1.23x 1.47x 1.50x 1.17x 1.19x 1.31x 1Q 13 2Q 13 3Q 13 4Q 13 1Q 14 2Q 14 3Q 14 4Q 14 1Q 15 2Q 15 3Q 15 4Q15 1Q16 2Q16 Avg. 1.35x in 2013 Avg. 1.69x in 2014 Avg. 1.37x in 2015 1.70x 1.58x 2.28x 2.40x 3.21x 2.69x 2.55x 2.56x 3.00x 3.14x 3.11x 3.49x 3.48x 3.47x 1Q 13 2Q 13 3Q 13 4Q 13 1Q 14 2Q 14 3Q 14 4Q 14 1Q 15 2Q 15 3Q 15 4Q 15 1Q 16 2Q 16

19 Marginal Percentage Interest in Distributions Assumed Distribution per Limited Partner Unit if Delek Logistics Meets 15% Annual Growth Target (1) Delek Logistics GP Incentive Distribution Rights Total Quarterly Distribution Per Unit Target Amount Unitholders General Partner Minimum Quarterly Distribution below $0.37500 98.0% 2.0% First Target Distribution $0.37500 to $0.43125 98.0% 2.0% Second Target Distribution $0.43125 to $0.46875 85.0% 15.0% Third Target Distribution $0.46875 to $0.56250 75.0% 25.0% Thereafter above $0.56250 50.0% 50.0%  Paid Distribution $0.63 for 2Q 2016  Delek US Ownership: LP Units: 14,798,516 GP Units: 495,975 (1) Based on no change in number of units and assumes all units are paid distribution, including IDRs to Delek US and its affiliates. Targeted annual growth rate in distribution based on 15% (per DKL target in 4Q15 earnings press release) from 2015 4Q distribution of $0.59 per unit ($2.36 annualized) to 2016. Delek US and affiliates own approximately 60% of limited partner units and 100% of the general partner units. Information for illustrative purposes only, actual amounts will be determined by Delek Logistics based on future performance and pursuant to its partnership agreement. Assumed Annual Distribution (LP and GP) to Delek US if Delek Logistics Meets 15% Annual Growth Target (1) $1.50 $1.60 $1.90 $2.24 $2.58 $- $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 MQD annualized 2013A 2014A 2015A 2016E Distribution per LP unit $28.1 $33.1 $37.4 $1.9 $5.0 $12.4 $- $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 2014 2015 2016E Distribution - LP Distribution - GP $ in millions +7% +19% +18% +15%

Retail Operational Update

Fuel Gallons Sold Per Store (000’s) 1,112 1,204 1,274 623 640 2013 2014 2015 2Q15 YTD 2Q16 YTD 1,037 1,106 1,169 564 594 2013 2014 2015 2Q15 YTD 2Q16 YTD Retail Operations 21 Merchandise Sales Per Store ($000’s) Tennessee 187 locations Virginia 8 locations Kentucky and Mississippi 10 locations Arkansas 12 locations Tyler Georgia 42 locations El Dorado Red border indicates region for future growth Alabama 89 locations  Markets gasoline, diesel and merchandise through a network of retail fuel and convenience stores throughout the southeastern U.S.  Operates 348 stores throughout seven states  Ability to supply fuel gallons to stores from refining and product logistics at Delek US  Currently undergoing multi-year store enhancement initiative  62% of stores re-imaged or newly constructed  Definitive agreement to sell retail related assets for $535 million announced on Aug. 29, 2016 to COPEC Note: COPEC is a wholly owned subsidiary of Empresas COPEC S.A, which owns and operates convenience stores in Chile, Columbia, Panama, Ecuador, Peru and Mexico.

Financial Update

Financial Highlights  At June 30, 2016  Cash of $377.1 million; Debt of $941.1 million  Includes $362.6 million of debt at Delek Logistics (DKL)  Excluding DKL, Delek US’ net debt position was approximately $201.7 million  Capital allocation focused on cash returned to shareholders, acquisitions and capital program  $125 million share repurchase plan authorized in 2016  Repurchase programs in 2013 to 2015  Total of $37 million of dividends paid in 2015  Completed large capital spending program in 2015  Invested in operations for long term growth; $257 million of capital expenditures in 2014; $219 million in 2015  Forecast 2016 capital spending of $63.9million  Definitive agreement to sell retail related assets for $535 million(1) announced on Aug. 29, 2016  Improves financial flexibility Cash Balance ($MM) Capital Invested in the Business and Returned to Shareholders 23 $68 $49 $226 $602 $400 $444 $302 $350 $377 2009 2010 2011 2012 2013 2014 2015 1Q16 2Q16 Dividends Declared ($/share) $0.15 $0.15 $0.15 $0.21 $0.40 $0.60 $0.60 $0.60 $0.18 $0.39 $0.55 $0.40 $0.15 $0.15 $0.33 $0.60 $0.95 $1.00 $0.60 $0.60 2009 2010 2011 2012 2013 2014 2015 2Q16 LTM Regular Special $37 $75 $42 $6 2013 2014 2015 YTD 2Q16 Share Repurchases ($MM) 1) Proceeds are before taxes and fees are deducted.

Increases potential free cash flow generation from operations $18.8 $74.9 $61.6 $82.9 $155.1 $42.3 $36.0 $46.1 $123.6 $199.1 $164.5 $27.8 $0.2 $0.3 $0.9 $0.5 $0.9 $30.3 $25.8 $9.2 $18.6 $14.3 $10.4 $21.4 $23.3 $18.6 $14.3 $14.4 $36.5 $29.1 $37.9 $26.2 $18.3 $13.2 $2.0 $0.1 $0.1 $7.6 $26.5 $35.0 $22.4 $17.2 $8.6 2005A 2006A 2007A 2008A 2009A 2010A 2011A 2012A 2013A 2014A 2015A 2016E Refining Logistics (Marketing) Retail Other Declining Capital Needs 24 $56.8 $81.0 $132.0 $222.3 Source: Company filings. $256.9 $218.6 $170.0 $102.4 $87.2 $96.5 $29.2 ($ in millions) *2016 estimate represents sustaining maintenance, regulatory and some discretionary related spending projects. No significant growth related capital expenditures are included in the current forecast. $63.9

Limited Value Attributed to Delek US Refining Assets in Current Environment 25 Creates attractive capital allocation opportunity Refining, ($0.05) to ($0.215) Retail, $0.535 GP, $0.12 to $0.28 ALJ, $0.30 DKL, $0.40 -$0.3 $0.0 $0.3 $0.6 $0.9 $1.2 $1.5 V al u e, $ in b ill ion s Delek US Price: $17.55 X Shares: 62.1m Market Cap: $1.1 B +Debt (excl. DKL): $0.6 - Cash: $0.4 Enterprise Value: $1.3 B DKL Value: Price: $26.09 X Shares: 24.3m Market Cap: $0.6 B X 60% Ownership $0.4 B ALJ Value: Price: $8.18 X Shares: 70.9m Market Cap: $0.6 B X 48% Ownership $0.3 B General Partner Estimated Value: Est. Annual Distribution: $10.0m to $20.0m range X Est. Multiple: 12.0x-14.0x Estimated Value $0.120 B to $0.280 B Retail Estimated Value: Est. Annual EBITDA $40m to $45m range Deal Value $0.535 B Deal value is before taxes and fees are deducted Remaining Value to refining $1.3B EV Notes: • Share prices based on August 31, 2016 and shares outstanding, debt and cash balances as of June. 30, 2016. DKL debt of $362.6 million excluded from DK enterprise value. • Retail valuation based on estimated EBITDA range. Actual results will vary based on market conditions. • GP Distribution range based on estimated amount if Delek Logistics (NYSE: DKL) meets its target of 15% annual growth in limited partner distributions in the future based on DKL 2Q16 earnings release. Actual amounts paid in the future based on DKL performance and partnership agreement. • Multiple ranges based on internal estimates.

26 Complementary Logistics Systems Significant Organic Growth / Margin Improvement Opportunities Focus on Shareholder Returns Strong Balance Sheet Strategically Positioned Refining Platform Questions and Answers

Appendix Additional Data

Delek US Focused on Growth through Acquisitions (1) Includes logistic assets in purchase price. Purchase price includes working capital for refineries. (2) Mt. Pleasant includes $1.1 million of inventory. 2006 Abilene & San Angelo terminals $55.1 mm 2012 Nettleton Pipeline $12.3 mm 2011 Paline Pipeline $50 mm Acquisition Completed 171 retail fuel & convenience stores & related assets $157.3 mm 2005 to 2007 2011 to 2012 2013 to Current Crude Gathering 2013 Biodiesel Facility $5.3 mm 2011 Lion refinery & related pipeline & terminals $228.7 mm(1) 2005 Tyler refinery & related assets $68.1 mm(1) 2011 - 2014 Building new large format convenience stores 2013 Tyler-Big Sandy Pipeline $5.7 mm 2014 Biodiesel Facility $11.1 mm Logistics Segment Retail Segment Refinery Segment Crude Logistics Refining Product Logistics Retail 2012 Big Sandy terminal & pipeline $11.0 mm 2013 North Little Rock Product Terminal $5.0 mm 2011 SALA Gathering Lion Oil acquisition Assets P u rc h as e d Increased Gathering East and West Texas 28 2014 Mt. Pleasant System $11.1 mm (2) 2014 Frank Thompson Transport $11.9 mm 2016 Completion DKL Joint Ventures Caddo Pipeline RIO Pipeline Exp. Inv.: ~$96.0 mm 2015 48% ownership in Alon USA 2015 48% ownership in Alon USA

29 Summary Organization Structure (1) Currently a 4.90% interest in the Delek US ownership interest in the general partner is held by three members of senior management of Delek US. The remaining ownership interest will be indirectly held by Delek. Market cap based on share prices on August 31, 2016. 95.10% ownership interest (1) 2.0% interest General partner interest Incentive distribution rights Delek Logistics Partners, LP NYSE: DKL Market Cap: $633 million Delek Logistics GP, LLC (the General Partner) Delek US Holdings, Inc. NYSE: DK Market Cap: $1.1 billion 59.7% interest Alon USA NYSE: ALJ Market Cap: $580 million 48% interest

30 0 122 176 146 208 80 0 176 80 255 192 0 0 128 0 127 211 141 158 211 215 185 58 7 127 127 127 Alon USA Investment  On May 14, 2015, Delek completed the acquisition of approximately 33.7 million shares, or approximately 48% of the outstanding shares, of Alon USA Energy (NYSE: ALJ) (“Alon USA”) common stock from Alon Israel Oil Company, Ltd. (“Alon Israel”).  Five seats on the eleven-member Alon USA board of directors, including chairman of the board  Total consideration of approximately $564.5 million(1); $200.0m cash(2), $145.0m seller note; 6.0m DK shares  Potential next steps, including:  Acquire remaining 52% for 100% ownership  Stock ratio (ALJ/DK) (4)  May 14, 2015 = 0.45x (deal closed)  August 31, 2016 = 0.47x  Focus on long term value creation  Shareholder agreement expired May 2016  No limitation on DK’s ownership interest of ALJ after expiration (1) Based upon a closing price of $36.59 per share of Delek US common stock on May 13, 2015. (2) Payment was funded through a combination of cash on hand and an increase in Lion Oil’s term loan credit facility from $99.0 million to $275.0 million. The interest rate is based on LIBOR or base rate plus applicable margins, subject in each case to an all-in interest rate floor of 5.5% (3) Based on Alon USA publicly available information. Refineries in California are not currently operating. (4) Ratio based on daily closing price. May 14, 2015 DK $38.46/shr and ALJ $17.16/shr = 0.446; August 31, 2016 DK $17.55/shr and ALJ $8.18/shr = 0.47 Key Retail Cities Asphalt Terminal Third-Party Terminal Alon USA Terminal Exchange Terminal Refinery Third-Party Pipelines ALON USA Alon Pipelines (idled) Oklahoma 638167_1.wor [NY0086JT] Texas California New Mexico Arizona Nevada Oregon Washington Arkansas Louisiana Midland/i l /aidl ndi li li li la /i l /ai ld ndd ndi li li l Odessassde assassadedeO Corpus Christi i ir s r stpu hCo C i i i i i i i ir r tr r ts is i i is s i iCo pu Chpu hCo Cr ri ti i ir r t i i Abileneilb eneA ilililililililAb eneb eneA ilililEl Pasol sE Pal ol l l l asl sal E P oE P ol l l Bakersfieldfi lrsake e dB fi li li li lr fr fak s i li lsak i lB e e de e dB r fi lfi lr fi l Mojavejaveojjjavavoj ej eoj Long Beach L g eacon B h L g ac L g ac on Be heon B h PhoenixiPh en xo iiiiixixiPhoenPh eno iii TucsonsTuc nocsscTu onTu no Paramountr tPa a unor tr ta aa aP ounP unor tr t SouthtS u ho ttSSou hu ho tt Marshrsa hrrssa ha hrr IslandI ls andI llllIIsllslandandI lI lI l Nederlandlrede andllllrrlalalede ndede ndN rllrl Houstonstu nHo ottssou onu no oH ttH LoopL pooLLooppoo Orlalr allllrrlalalOrllrl Moriartyir rta yo iiiir rtr rti yi yio aaori rtir rti LubbockLubb ckoL ckL ckubboubbo Big Springi irg Sp ngBi ii ii ii irrig S i gi ig S gi iB p np nBi rii iri i Wichita Fallsi i llt sc a Fai hi lli i lli i lli i llttic i a Fallsi i llsc a Fai i llhhi it li i lti i l Fort Worth rt rtF ho o rt rtrt rtF F o o hho ort rt rt rt Dallasll sa aD llllllllallasll sa allD llD l DuncancaDun ncacaun nun nDD Albuquerquel re eAlbuqu qulll rrlllA buque quee eA buqu qul rl rl EmpireirE p eiiiirriiiE p eE p eiriri Flagstaffl ffstF ag al fflll t fft ffFlags al sF ag all t fl ftl f Elk Grovel rE k vel ol l l rrlk vl k vl E o eE eol Grl rl FemleylFe eyllllF l ylF yle ee elll Richmond Beachi ch nd eachRi o Bi i i ic aci c aci R h ond Be hh nd e hR o Bi i i Krotz Springs ir tz r sK Sp ngo i i i ir t rr t rz S i gs iz sS g iK o p nK p nor t ri ir t r i Bloomfieldl fi leBloo fi ldl i ll i ll i lffl i ll i ll i lB oo e deB oo dl fi ll fi ll fi l TulsalsT aulllllsalsalTuTulll  217,000 bpd of capacity  Big Spring  73,000 bpd  10.5 complexity  Krotz Springs  74,000 bpd  8.4 complexity  California (3)  70,000 bpd  9.2 complexity Refining  Approx. 306 stores  Southwest US locations  Largest licensee of 7- Eleven stores in the US Retail  11 asphalt terminals located in TX, WA, CA, AZ and NV  the largest asphalt supplier in CA and second largest asphalt supplier in TX Asphalt  ALJ also owns 100% of the general partner and 81.6% of the limited partner interests in ALDW  ALDW owns the Big Spring refinery (aggregate crude oil throughput capacity of 73,000 bpd) Alon USA Partners (NYSE: ALDW) Alon USA Asset Overview (3)

-$30 -$20 -$10 $0 $10 $20 $30 $40 $50 J a n -1 0 F e b -1 0 M a r- 1 0 A pr -1 0 M a y -1 0 J u n -1 0 J u l- 1 0 A u g -1 0 S e p -1 0 O c t- 1 0 No v -1 0 De c -1 0 J a n -1 1 F e b -1 1 M a r- 1 1 A pr -1 1 M a y -1 1 J u n -1 1 J u l- 1 1 A u g -1 1 S e p -1 1 O c t- 1 1 No v -1 1 De c -1 1 J a n -1 2 F e b -1 2 M a r- 1 2 A pr -1 2 M a y -1 2 J u n -1 2 J u l- 1 2 A u g -1 2 S e p -1 2 O c t- 1 2 No v -1 2 De c -1 2 J a n -1 3 F e b -1 3 M a r- 1 3 A pr -1 3 M a y -1 3 J u n -1 3 J u l- 1 3 A u g -1 3 S e p -1 3 O c t- 1 3 No v -1 3 De c -1 3 J a n -1 4 F e b -1 4 M a r- 1 4 A pr -1 4 M a y -1 4 J u n -1 4 J u l- 1 4 A u g -1 4 S e p -1 4 O c t- 1 4 No v -1 4 De c -1 4 J a n -1 5 F e b -1 5 M a r- 1 5 A pr -1 5 M a y -1 5 J u n -1 5 J u l- 1 5 A u g -1 5 S e p -1 5 O c t- 1 5 No v -1 5 De c -1 5 J a n -1 6 F e b -1 6 M a r- 1 6 A pr -1 6 M a y -1 6 J u n -1 6 J u l- 1 6 A u g -1 6 Brent-WTI Cushing Spread Per Barrel WTI 5-3-2 Gulf Coast Crack Spread Per Barrel LLS 5-3-2 Gulf Coast Crack Spread Per Barrel U.S. Refining Environment Trends Refined Product Margins and WTI-Linked Feedstock Favor Delek US (1) Source: Platts; 2016 data is as of August 31, 2016; 5-3-2 crack spread based on HSD (2) Crack Spreads: (+/-) Contango/Backwardation (1) (2) (2) 31

($14.00) ($12.00) ($10.00) ($8.00) ($6.00) ($4.00) ($2.00) $0.00 $2.00 Ja n -1 1 Fe b -1 1 M ar -1 1 A p r- 11 M ay -1 1 Ju n -1 1 Ju l-1 1 A u g- 1 1 Se p -1 1 O ct-1 1 N o v- 1 1 De c- 1 1 Ja n -1 2 Fe b -1 2 M ar -1 2 A p r- 12 M ay -1 2 Ju n -1 2 Ju l-1 2 A u g- 1 2 Se p -1 2 O ct-1 2 N o v- 1 2 De c- 1 2 Ja n -1 3 Fe b -1 3 M ar -1 3 A p r- 13 M ay -1 3 Ju n -1 3 Ju l-1 3 A u g- 1 3 Se p -1 3 O ct-1 3 N o v- 1 3 De c- 1 3 Ja n -1 4 Fe b -1 4 M ar -1 4 A p r- 14 M ay -1 4 Ju n -1 4 Ju l-1 4 A u g- 1 4 Se p -1 4 O ct-1 4 N o v- 1 4 De c- 1 4 Ja n -1 5 Fe b -1 5 M ar -1 5 A p r- 15 M ay -1 5 Ju n -1 5 Ju l-1 5 A u g- 1 5 Se p -1 5 O ct-1 5 N o v- 1 5 De c- 1 5 Ja n -1 6 Fe b -1 6 M ar -1 6 A p r- 16 M ay -1 6 Ju n -1 6 Ju l-1 6 A u g- 1 6 Se p -1 6 O ct-1 6 WTI Midland vs. WTI Cushing Crude Pricing Access to Midland Crudes Benefits Margins ($ per barrel) 105,000 bpd of Midland crude in DK system 32 Source: Argus – as of August 31, 2016

Delek US Consolidated Income Statement 33 Source: Company filings. ($ in millions) 2008 2009 2010 2011 2012 2013 2014 2015 YTD2Q15 YTD2Q16 2Q16 LTM Net sales $4,723.7 $2,666.7 $3,755.6 $7,198.2 $8,726.7 $8,706.8 $8,324.3 $5,762.0 $2,843.7 $2,532.3 $5,450.6 Cost of goods sold 4,308.1 2,394.1 3,412.9 6,429.9 7,708.2 7,880.7 7,315.2 5,015.6 2,444.3 2,245.0 4,816.3 Operating expenses 240.8 219.0 229.5 320.9 363.3 387.4 398.8 406.6 197.4 192.2 401.4 Impairment of goodwill 11.2 7.0 0.0 2.2 0.0 0.0 0.0 0.0 0.0 0.0 0.0 Insurance proceeds - business interruption 0.0 (64.1) (12.8) 0.0 0.0 0.0 0.0 0.0 0.0 (42.4) (42.4) Property damage proceeds, net 0.0 (40.3) (4.0) 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 General and administrative expenses 57.0 64.3 59.0 81.4 99.7 111.2 133.4 126.0 67.0 63.9 122.9 Depreciation and amortization 41.3 52.4 61.1 74.1 82.5 89.8 111.5 134.0 63.2 73.4 144.2 Other operating (income) expenses, net (6.8) 2.9 0.7 3.6 (0.1) 0.0 (1.1) (0.9) (0.1) 0.0 (0.8) Operating income $72.1 $31.4 $9.2 $286.1 $473.1 $237.7 $366.5 $80.7 $71.9 $0.2 $9.0 Interest expense 23.7 25.5 34.1 51.2 45.7 37.7 40.6 58.3 27.4 30.4 61.3 Interest income (2.1) (0.1) 0.0 0.0 (0.2) (0.3) (0.8) (1.1) (0.6) (0.7) (1.2) Income from equity method investments 0.0 0.0 0.0 0.0 0.0 0.0 0.0 (2.0) (7.4) 28.9 34.3 Loss on minority investment 7.9 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 (Gain) loss on investment in Lion Oil 0.0 0.0 60.0 (12.9) 0.0 0.0 0.0 0.0 0.0 0.0 0.0 Gain on extinguishment of debt (1.6) 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 Other income, net 1.0 0.6 0.0 0.0 0.0 (6.3) (0.9) (1.6) (1.0) 0.5 (0.1) Total non-operating expenses, net $28.9 $26.0 $94.1 $38.3 $45.5 $31.1 $38.9 $53.6 $18.4 $59.1 $94.3 Income before income tax (benefit) expense 43.2 5.4 (84.9) 247.8 427.6 206.6 327.6 27.1 53.5 (58.9) (85.3) Income tax (benefit) expense 18.6 3.1 (5.0) 84.7 151.6 70.9 101.6 (16.6) 9.1 (34.2) (59.9) Net Income 24.6 2.3 (79.9) 163.1 276.0 135.7 226.0 43.7 44.4 (24.7) (25.4) Net income attributable to non-controlling interest (1.9) 1.6 0.0 0.0 0.0 18.0 27.4 24.3 12.2 11.7 23.8 Net income attributatble to Delek $26.5 $0.7 ($79.9) $163.1 $276.0 $117.7 $198.6 $19.4 $32.2 ($36.4) ($49.2) Delek US Income Statement Year Ended 12/31

DKL: Reconciliation of EBITDA and Cash Available for Distribution 34 (1) Forecast period for twelve month period ending 9/30/2013 EBITDA is reconciled to net income on page 34. (2) Distribution for forecast period based on $1.50 per unit; Distribution for year ended December 31, 2013 , 2014 and 2015 and year to date 2016 based on actual amounts distributed during the periods; does not include a LTIP accrual. Coverage is defined as cash available for distribution divided by total distribution. (3) Forecast for twelve month period ending 9/30/2013 as provided in the Nov. 1, 2012 prospectus. (4) Results in 2013 and 2014 are as reported excluding predecessor costs related to the drop down of the tank farms and product terminals at both Tyler and El Dorado during the respective periods. (5) Results for 1Q15 are as reported excluding predecessor costs related to the 1Q15 drop downs. Note: May not foot due to rounding. Forecast (dollars in millions) 12 Months 9/30/13 (1)(3) 1Q13 (4) 2Q13(4) 3Q13(4) 4Q13(4) 2013 (4) 1Q14 (4) 2Q14 3Q14 4Q14 2014 (4) 1Q15(5) 2Q15 3Q15 4Q15 2015 (5) 1Q16 2Q16 Reconciliation of EBITDA to net cash from operating activities Net cash provided by operating activities $2.0 $18.7 $19.9 $8.9 $49.4 $14.4 $31.2 $20.1 $20.8 $86.6 $15.9 $30.8 $20.2 $1.3 $68.2 $26.4 $31.2 Amortization of unfavorable contract liability to revenue 0.7 0.7 0.6 0.7 2.6 0.7 0.7 0.7 0.7 2.7 - - - - - - - Amortization of deferred revenue - - - - - - - - 0.1 0.1 0.1 0.1 - 0.3 0.5 0.2 0.4 Amortization of deferred financing costs (0.2) (0.2) (0.2) (0.4) (1.0) (0.3) (0.3) (0.3) (0.3) (1.3) (0.4) (0.4) (0.4) (0.4) (1.5) (0.4) (0.4) Accretion of asset retirement obligations (0.0) (0.1) (0.0) (0.1) (0.2) (0.1) (0.1) (0.1) 0.0 (0.2) (0.1) (0.1) (0.1) (0.1) (0.3) (0.1) (0.1) Deferred income taxes 0.0 0.0 (0.1) (0.3) (0.3) 0.0 (0.1) (0.0) 0.2 0.1 (0.2) 0.2 0.0 0.0 (0.0) - - Loss on equity method investments - - - - - - - - - - - (0.1) (0.3) (0.1) (0.6) (0.2) (0.2) Gain (Loss) on asset disposals - - - (0.2) (0.2) - (0.1) - (0.0) (0.1) (0.0) 0.0 - (0.1) (0.1) 0.0 - Unit-based compensation expense - (0.1) (0.1) (0.3) (0.5) (0.1) (0.1) (0.1) (0.1) (0.3) (0.1) (0.1) (0.1) (0.1) (0.4) (0.1) (0.1) Changes in assets and liabilities 12.1 (4.8) (5.1) 6.3 8.6 3.4 (6.0) (1.5) 3.0 (1.0) 3.3 (7.3) 3.7 20.5 20.2 (5.4) (7.1) Income tax expense 0.1 0.1 0.3 0.2 0.8 0.1 0.3 0.2 (0.5) 0.1 0.3 0.1 0.1 (0.6) (0.2) 0.1 0.1 Interest expense, net 0.8 0.8 1.2 1.8 4.6 2.0 2.3 2.2 2.1 8.7 2.2 2.6 2.8 3.0 10.7 3.2 3.3 EBITDA $15.5 $15.0 $16.6 $16.7 $63.8 $20.2 $27.9 $21.2 $26.1 $95.4 $21.1 $25.7 $26.1 $23.6 $96.5 $23.7 $27.1 Reconciliation of distributable cash flow to EBITDA EBITDA $48.9 $15.5 $15.0 $16.6 $16.7 $63.8 $20.2 $27.9 $21.2 $26.1 $95.4 $21.1 $25.7 $26.1 $23.6 $96.5 $23.7 $27.1 Cash Interest (3.1) (0.6) (0.6) (1.0) (1.4) (3.6) (1.7) (2.0) (1.9) (1.8) (7.4) (1.8) (2.3) (2.5) (2.7) (9.2) (2.8) (2.9) Capital Improvement Expenditures (5.7) - - - - - - - - - - - - - - - - - Maint. & Reg. Capital Expenditures (10.8) (1.3) (1.1) (1.0) (1.8) (5.1) (0.8) (1.0) (0.8) (3.9) (6.0) (3.3) (3.9) (3.5) (2.7) (11.8) (0.7) (0.9) Reimbursement for Capital Expenditures 11.9 0.3 0.2 - 0.4 0.8 - - - 1.6 1.6 1.2 1.4 2.3 0.0 5.2 0.2 0.6 Loss on equity method investments - - - - - - - - - - - - 0.1 0.3 0.1 0.6 0.2 0.2 Income Taxes - (0.1) (0.1) (0.3) (0.2) (0.8) (0.1) (0.3) (0.2) 0.5 (0.1) (0.3) (0.1) (0.1) 0.6 0.2 (0.1) (0.1) Non-cash Unit-Based Compensation Expense - - 0.1 0.1 0.3 0.5 0.1 0.1 0.1 0.1 0.3 0.1 0.1 0.1 0.1 0.4 0.1 0.1 Amortization of Deferred Revenue - - (0.1) (0.1) (0.1) (0.2) (0.1) (0.1) (0.1) (0.1) (0.3) (0.1) (0.1) (0.1) (0.3) (0.6) (0.2) (0.4) Amortization of Unfavorable Contract Liability - (0.7) (0.7) (0.6) (0.7) (2.6) (0.7) (0.7) (0.7) (0.7) (2.7) - - - - - - - Cash Available for Distributions $41.2 $13.1 $12.8 $13.7 $13.3 $52.9 $16.9 $23.9 $17.7 $21.8 $80.7 $16.8 $21.1 $22.6 $18.9 $81.3 $20.4 $23.7 Coverage (2) 1.10x 1.39x 1.32x 1.38x 1.30x 0.59x 1.61x 2.01x 1.42x 1.67x 1.69x 1.23x 1.47x 1.50x 1.17x 1.37x 1.19x 1.31x Total Distribution (2) $37.4 $9.4 $9.7 $9.9 $10.2 $89.0 $10.5 $11.9 $12.4 $13.1 $47.9 $13.7 $14.4 $15.1 $16.1 $59.3 $17.1 $18.1

DKL: Income Statement and Non-GAAP EBITDA Reconciliation 35 (1) Includes approximately $2.0 million of estimated annual incremental general and administrative expenses expected to incur as a result of being a separate publicly traded partnership. (2) Interest expense and cash interest both include commitment fees and interest expense that would have been paid by the predecessor had the revolving credit facility been in place during the 12 months ended 9/30/13 period presented and Delek Logistics had borrowed $90.0 million under the facility at the beginning of the period. Interest expense also includes the amortization of debt issuance costs incurred in connection with our revolving credit facility. (3) Forecast provided in the IPO prospectus on Nov. 1, 2012. (4) Results in 2013 and 2014 are as reported excluding predecessor costs related to the drop down of the tank farms and product terminals at both Tyler and El Dorado during the respective periods. (5) Results for 1Q15 are as reported excluding predecessor costs related to the 1Q15 drop downs. Note: May not foot due to rounding. Forecast12 Months 9/30/13 (1)(2)(3) 1Q13 (4) 2Q13(4) 3Q13(4) 4Q13(4) 2013(4) 1Q14(4) 2Q14 3Q14 4Q14 2014 1Q15(5) 2Q15 3Q15 4Q15 2015 1Q16 2Q16 Total Net Sales $797.1 $210.9 $230.1 $243.3 $223.1 $907.4 $203.5 $236.3 $228.0 $173.3 $841.2 $143.5 $172.1 $165.1 $108.9 $589.7 $104.1 $111.9 Cost of Goods Sold (721.8) (187.9) (208.0) (218.2) (197.3) (811.4) (172.2) (196.6) (194.1) (134.3) (697.2) (108.4) (132.5) (124.4) (71.0) (436.3) (66.8) (73.1) Operating Expenses (18.7) (5.9) (6.1) (6.6) (7.2) (25.8) (8.5) (9.5) (10.2) (9.7) (38.0) (10.6) (10.8) (11.6) (11.7) (44.8) (10.5) (8.7) Contribution Margin $56.6 $17.2 $16.1 $18.4 $18.6 $70.3 $22.8 $30.2 $23.7 $29.3 $106.0 $24.5 $28.8 $29.1 $26.2 $108.6 $26.8 $30.0 Depreciation and Amortization (9.3) (2.4) (2.4) (2.6) (3.4) (10.7) (3.4) (3.5) (3.7) (3.9) (14.6) (4.0) (4.7) (4.5) (5.9) (19.2) (5.0) (4.8) General and Administration Expense (7.7) (1.7) (1.1) (1.8) (1.7) (6.3) (2.6) (2.2) (2.5) (3.3) (10.6) (3.4) (3.0) (2.7) (2.3) (11.4) (2.9) (2.7) Gain (Loss) on Asset Disposal - - - - (0.2) (0.2) - (0.1) - - (0.1) - - - (0.1) (0.1) 0.0 - Operating Income $39.6 $13.1 $12.6 $14.0 $13.3 $53.2 $16.8 $24.4 $17.5 $22.1 $80.8 $17.1 $21.1 $21.8 $17.9 $77.9 $19.0 $22.5 Interest Expense, net (3.6) (0.8) (0.8) (1.2) (1.8) (4.6) (2.0) (2.3) (2.2) (2.1) (8.7) (2.2) (2.6) (2.8) (3.0) (10.7) (3.2) (3.3) Loss on Equity Method Invesments (0.1) (0.3) (0.1) (0.6) (0.2) (0.2) Income Taxes - (0.1) (0.1) (0.3) (0.2) (0.8) (0.1) (0.3) (0.2) 0.5 (0.1) (0.3) (0.1) (0.1) 0.6 0.2 (0.1) (0.1) Net Income $36.0 $12.2 $11.8 $12.5 $11.3 $47.8 $14.7 $21.8 $15.1 $20.5 $72.0 $14.6 $18.3 $18.6 $15.3 $66.8 $15.4 $18.9 EBITDA: Net Income $36.0 $12.2 $11.8 $12.5 $11.3 $47.8 $14.7 $21.8 $15.1 $20.5 $72.0 $14.6 $18.3 $18.6 $15.3 $66.8 $15.4 $18.9 Income Taxes - 0.1 0.1 0.3 0.2 0.8 0.1 0.3 0.2 (0.5) 0.1 0.3 0.1 0.1 (0.6) (0.2) 0.1 0.1 Depreciation and Amortization 9.3 2.4 2.4 2.6 3.4 10.7 3.4 3.5 3.7 3.9 14.6 4.0 4.7 4.5 5.9 19.2 5.0 4.8 Interest Expense, net 3.6 0.8 0.8 1.2 1.8 4.6 2.0 2.3 2.2 2.1 8.7 2.2 2.6 2.8 3.0 10.7 3.2 3.3 EBITDA $48.9 $15.5 $15.0 $16.6 $16.7 $63.8 $20.2 $27.9 $21.2 $26.1 $95.4 $21.1 $25.7 $26.1 $23.6 $96.5 $23.7 $27.1 Delek Logistics Partners LP Income Statement and EBITDA Reconciliation

Investor Relations Contact: Assi Ginzburg Keith Johnson Chief Financial Officer Vice President of Investor Relations 615-435-1452 615-435-1366